UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant specified in its charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Drive

Houston, Texas 77036

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (713) 346-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Certificate of Incorporation – Corporate Name Change

On December 21, 2020, the Board of Directors (the “Board”) of National Oilwell Varco, Inc. (the “Company”) approved an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended and restated (the “Sixth Amended and Restated Certificate of Incorporation”) changing the Company’s corporate name from “National Oilwell Varco, Inc.” to “NOV Inc.” (the “Corporate Name Change”) to be effective as of January 1, 2021. The Company filed the Sixth Amended and Restated Certificate of Incorporation with the Delaware Secretary of State’s office, which will become effective as of January 1, 2021.

The Company’s Sixth Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1.

Amendment of Bylaws – Corporate Name Change

The Board also approved conforming name changes to the Company’s bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws will also become effective as of January 1, 2021.

The Company’s Amended and Restated Bylaws are filed as Exhibit 3.2.

Item 7.01.	Regulation FD Disclosure

The Company issued a press release announcing the Corporate Name Change on December 21, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Sixth Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

99.1	Press Release dated December 21, 2020 announcing the Corporate Name Change.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL OILWELL VARCO, INC.

By:	/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President

Date: December 21, 2020

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